UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 26, 2006

AmeriGas Partners, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13692	23-2787918
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

460 No. Gulph Road, King of Prussia, Pennsylvania		19406
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610 337-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On January 26, 2006, AmeriGas Partners, L.P., a Delaware limited partnership (the "Partnership"), and AP Eagle Finance Corp., a Delaware corporation ("Finance Corp.," and together with the Partnership, the "Issuers"), issued $350.0 million principal amount of 7.125% Senior Notes due 2016 (the "Notes") in an underwritten public offering. The Notes were issued pursuant to an indenture among the Issuers and U.S. Bank National Association, as trustee (the "Indenture"). The Notes bear interest at the rate of 7.125% per annum which is paid semiannually on May 20 and November 20 of each year, commencing on May 20, 2006, and mature on May 20, 2016. The Notes are senior unsecured joint and several obligations of the Issuers and rank pari passu to all of the Issuers’ existing and future senior debt. However, the Notes are effectively subordinated to all of the existing and future debt of the Partnership’s subsidiaries, including AmeriGas Propane, L.P., a Delaware limited partnership, and AmeriGas Eagle Propane, L.P., a Delaware limited partnership (collectively, the "Operating Partnership").

The Partnership may redeem some or all of the Notes at any time on or after May 20, 2011 at prices specified in the Indenture. The Partnership may also redeem up to 35% of the Notes at any time prior to May 20, 2009 with the proceeds from a registered public equity offering at 107.125% of their principal amount plus accrued and unpaid interest to the redemption date. If the Partnership experiences specific kinds of changes in control, it must offer to repurchase the Notes at a price equal to 101% of the principal amount plus accrued and unpaid interest. The Issuers are subject to a number of financial and other covenants under the Indenture.

The Partnership is filing the Indenture as Exhibit 4.1 to this Form 8-K. The descriptions of the terms of the Indenture in this Item 1.01 are qualified in their entirety by reference to Exhibit 4.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

4.1 Indenture, dated January 26, 2006, by and among the Issuers and U.S. Bank National Association, as trustee.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmeriGas Partners, L.P.

January 26, 2006	By:	Margaret M. Calabrese

Name: Margaret M. Calabrese
Title: Assistant Secretary of AmeriGas Propane, Inc., the general partner of AmeriGas Partners, L.P.

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Exhibit Index

Exhibit No.	Description

4.1	Indenture, dated January 26, 2006, by and among the Issuers and U.S. Bank National Association, as trustee.